UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934


                                                         August 11, 2006
Date of Report (Date of earliest event reported) ...............................

                             Transbotics Corporation
.................................................................................
             (Exact name of registrant as specified in its charter)


Delaware                            0-18253                        56-1460497
.................................................................................
(State or other                  (Commission                   (I.R.S. Employer
 jurisdiction                    File Number)                 Identification No)
 of incorporation)


3400 Latrobe Drive                          Charlotte NC               28211
.................................................................................
                    (Address of principal executive offices)      (Zip Code)


                                                            (704) 362-1115
Registrant's telephone number, including area code .............................

.................................................................................
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 5.02         Appointment of Principal Accounting Officer

     On July 31, 2006 the CEO of the registrant appointed Mr. Robert Todd Plyler, CPA to the position of Principal Accounting Officer. The appointment was effective July 31, 2006. Mr. Plyler will serve at the discretion of the Principal Financial Officer.

      Mr. Plyler graduated from Wake Forest University in 1991 with a B.S in Accounting and was a partner with Potter & Company a public accounting firm until 2005. From 2005 to 2006, Mr. Plyler was the Chief Financial Officer for Nova Trading USA, Inc., a textile manufacturer.

Exhibit 99.1: Press release announcing new Principal Accounting Officer

                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     TRANSBOTICS CORPORATION



Date:  August 11, 2006            By:  /s/ Claude Imbleau
                                       -----------------------
                                           Claude Imbleau
                                           President and CEO
                                           (principal executive officer)